CONCENTRATION OF CUSTOMERS	12 Months Ended
Dec. 31, 2020
CONCENTRATION OF CUSTOMERS
CONCENTRATION OF CUSTOMERS

19. CONCENTRATION OF CUSTOMERS

The following customers individually accounted for 10% or more of revenues:

	Year ended December 31,
	2018		2019		2020
Customer B		$57,859		$187,217	$369,333
Customer A		$115,412		$84,226	$126,759
Customer D	$	*	$	*	$67,431

*Represents less than 10%

Total sales to the Group’s largest customers whose sales constitute over 10% of revenue accounted for approximately 57%, 78% and 83% of revenues for the years ended December 31, 2018, 2019 and 2020, respectively. The Group is substantially dependent upon the continued participation of these customers in order to maintain its total revenues. Significantly reduction in the Group’s dependence on these customers is likely to take time and there can be no assurance that the Group will succeed in reducing such dependence.